UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

December 6, 2023

(November 29, 2023)

____________________________

GROWLIFE, INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other Jurisdiction of Incorporation or Organization)

000-50385 (Commission File Number)	11335 NE 122nd Way, Suite 105 Kirkland, WA 98034 (Address of Principal Executive Offices and zip code)	90-0821083 (IRS Employer Identification No.)

(866) 781-5559

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Refusal to stand for re-appointment by Macias Gini & O’Connell LLP

On November 29, 2023, GrowLife, Inc. (the “Company”) received written notification from Marcias Gini & O’Connell LLP (“MGO”) of their decision to not stand for re-appointment as the Company’s independent registered public accounting firm as of December 31, 2023. MGO served as the Company’s independent registered public accounting firm since October 14, 2021.

During the Company’s fiscal years ending December 31, 2021 and2022 and through fiscal quarter ended March 31, 2023 (i) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S- K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) between the Company and MGO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MGO’s satisfaction, would have caused MGO to make reference to the subject matter of such disagreements in its reports on the Company’s consolidated financial statements for such years, and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act) other than the material weaknesses in internal control over financial reporting identified for the years ended December 31, 2021 and 2022 and quarter ended March 31, 2023 related to: (i) audit committee makeup, and (ii) accounting personnel and reporting governance of complex contractual terms and obligations.

The Company has provided a copy of the foregoing disclosures to MGO prior to the date of the filing of this report and requested that MGO furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Engagement of M&K CPAS PLLC

The Company has engaged the services of M&K CPAS PLLC (“M&K”) and as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the year then ended December 31, 2023. The Company’s Audit Committee approved the appointment of M&K on December 5, 2023.

During each of the Company’s two most recent fiscal years and through the date of this report, (a) the Company has not engaged M&K as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) the Company or someone on its behalf did not consult with M&K with respect to (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any other matter that was either the subject of a disagreement or a reportable event as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

16.1	Letter dated December 6, 2023 from MGO (Filed herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROWLIFE, INC.

Date: December 6, 2023	By:	/s/ David L Dohrmann
David L Dohrmann
Chief Executive Officer